United States
Securities and Exchange Commission
Washington, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 30, 2007
Equity Media Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-51418	20-2763411

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 South Federal Highway, Suite 500, Boca Raton, Florida	33432

(Address of Principal Executive Offices)	(Zip Code)
(561) 955-7300

(Registrant’s Telephone Number, Including Area Code)
Coconut Palm Acquisition Corp.

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.01. Completion of Acquisition or Disposition of Assets
     As previously reported on a Current Report on Form 8-K filed on March 30, 2007, Coconut Palm Acquisition Corp., a Delaware corporation (“Coconut Palm”), consummated a merger with Equity Broadcasting Corporation, an Arkansas corporation (“EBC”) on March 30, 2007 (the “Closing”) in which EBC merged with and into Coconut Palm, with Coconut Palm remaining as the surviving corporation, pursuant to the Agreement and Plan of Merger dated April 7, 2006, as amended on May 5, 2006 and on September 14, 2006, among Coconut Palm, EBC and certain shareholders of EBC (the “Merger Agreement”). In connection with the Closing, the holders of EBC Class A common stock were issued an aggregate of 20,134,501 shares of Coconut Palm common stock (excluding dissenters), while the holders of EBC Class B common stock will be issued an aggregate of 6,313,848 shares of Coconut Palm common stock. The holders of EBC Series A preferred stock were issued an aggregate of 2,050,519 shares of Coconut Palm Series A Convertible Non-Voting Preferred Stock reflecting accrued and unpaid dividends through the date of closing and 314,967 shares of Coconut Palm common stock, as the case may be.
     In connection with the approval of the above described transaction, the Coconut Palm stockholders (i) adopted the Coconut Palm Acquisition Corp. 2007 Stock Incentive Plan under which Coconut Palm will reserve up to 12,274,853 shares of common stock for issuance under the 2007 Stock Incentive Plan, (ii) adopted Coconut Palm’s Amended and Restated Certificate of Incorporation, to (a) increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares, (b) increase the number of authorized shares of preferred stock from 1,000,000 shares to 25,000,000 shares, (c) change Coconut Palm’s name from “Coconut Palm Acquisition Corp.” to “Equity Media Holdings Corporation”, and (d) authorize the issuance of approximately 1,736,746 shares of Series A Convertible Non-Voting Preferred Stock under a Certificate of Designation, (iii) adopted Coconut Palm’s Amended and Restated Certificate of Incorporation to continue to provide for a staggered board with three classes of directors; and (iv) ratified the Management Services Agreement between Royal Palm Capital Management, LLLP and Coconut Palm.
     Upon the Closing, Coconut Palm changed its name to “Equity Media Holdings Corporation.”
Section 3 — Securities and Trading Markets
Item 3.03. Material Modification to Rights of Security Holders
     For a description of the changes to the Certificate of Incorporation as reflected in the Amended and Restated Certificate of Incorporation, refer to the discussion in Item 2.02 above and further reference is made to the disclosure described in the Registration Statement containing a definitive Proxy Statement/Prospectus (No. 333-137386), dated March 15, 2007 (the “Registration Statement “) in the Section entitled “Amended and Restated Certificate of Incorporation Proposal” beginning on page 104 and is incorporated herein by reference. See also Item 5.03 below of this Current Report.
Section 5 — Corporate Governance And Management
Item 5.01 Change in Control of Registrant
     Reference is made to the disclosure described in the Registration Statement in the Section entitled “The Agreement and Plan of Merger” beginning on page 43, which is incorporated herein by reference.
Business
     The business of the Company is described in the Registration Statement in the Section entitled “Information about Equity Broadcasting Corporation” beginning on page 112 and is incorporated herein by reference.

Risk Factors
     The risks associated with the Company’s business is described in the Registration Statement in the Section entitled “Risk Factors” beginning on page 27 and is incorporated herein by reference.
Financial Information
     Reference is made to the disclosure set forth under Items 2.02 and 9.01 of this Current Report on Form 8-K concerning the financial information of the Company.
Employees
     The employees of the Company are described in the Registration Statement in the Section entitled “Directors and Management of Coconut Palm Following the Merger with EBC” beginning on page 200 and is incorporated herein by reference.
Properties
     The properties of the Company is described in the Registration Statement in the Section entitled “Information about Equity Broadcasting Corporation — Overview” beginning on page 112 and is incorporated herein by reference.
Security Ownership of Certain Beneficial Owners and Management
     The beneficial ownership of the Company’s common stock immediately after the consummation of the merger is described in the Registration Statement in the Section entitled “Beneficial Ownership of Coconut Palm Securities” beginning on page 214 and is incorporated herein by reference.
Directors, Executive Officers and Corporate Governance
     The directors and executive officers of the Company upon consummation of the Merger Agreement are described in the Registration Statement in the Section entitled “Directors and Management of Coconut Palm Following the Merger with EBC” beginning on page 200 and is incorporated herein by reference.
Executive Compensation
     The executive compensation of the Company’s executive officers and directors is described in the Registration Statement in the Section entitled “Directors and Management of Coconut Palm Following the Merger with EBC — Executive Compensation” beginning on page 204 and is incorporated herein by reference.
Certain Relationships and Related Transactions
     The certain relationships and related party transactions are described in the Registration Statement in the Section entitled “Certain Relationships and Related Party Transactions” beginning on page 210 and is incorporated herein by reference.
Legal Proceedings
     The legal proceedings of the Company are described in the Registration Statement in the Section entitled “Legal Matters” beginning on page 223 and is incorporated herein by reference.
Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters
     The Company expects its securities to be trading on the Nasdaq Global Market shortly.

     The market price of and dividends of the Company’s common stock and related stockholder matters are described in the Registration Statement in the Section entitled “Price Range of Securities and Dividends” beginning on page 217 and is incorporated herein by reference.
Description of Registrant’s Securities to be Registered
     The description of the Company’s securities are described in the Registration Statement in the Section entitled “Description of Coconut Palm Securities” beginning on page 219 and is incorporated herein by reference.
Indemnification of Directors and Officers
     The Company’s Certificate of Incorporation provides that all directors, officers, employees and agents of the Registrant shall be entitled to be indemnified by the Company to the fullest extent permitted by Section 145 of the Delaware General Corporation Law.
     Section 145 of the Delaware General Corporation Law concerning indemnification of officers, directors, employees and agents is set forth below.
     “Section 145. Indemnification of officers, directors, employees and agents; insurance.
     (a) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.
     (b) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.
     (c) To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

     (d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.
     (e) Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.
     (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.
     (g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under this section.
     (h) For purposes of this section, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.
     (i) For purposes of this section, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this section.
     (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
     (k) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation’s obligation to advance expenses (including attorneys’ fees).”
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers, and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person in a successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to the court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Financial Statements and Supplementary Data
     Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial statements and supplementary data of the Company.
Financial Statements and Exhibits
     Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company.
Item 5.02. Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements Of Certain Officers.
     Effective as of the Closing, and as a result of the merger between Coconut Palm and EBC, Mr. Mario B. Ferrari, Mr. Stephen J. Ruzika and Mr. Jack I. Ruff resigned from the Board of Directors of Coconut Palm. On April 4, 2007, Messrs. Henry G. Luken III, Richard C. Rochon, Larry E. Morton, Robert B. Becker and Robert C. Farenhem were appointed as directors of Equity Media Holdings Corporation (the “Company”). The Board of Directors of the Company approved the appointment of (1) Mr. Morton, Chief Executive Officer and President, (2) Mr. Ferrari, Chief Strategic Officer, (3) Mr. Gregory Fess, Senior Vice President and Chief Operating Officer, (4) Mr. Glenn Charlesworth, Vice President and Controller, and (5) Mr. James Hearnsberger, Vice President — Finance and Administration. Reference is made to the disclosure described in the Registration Statement in the Section entitled “Directors and Management of Coconut Palm Following the Merger with EBC” beginning on page 200 and “Certain Relationships and Related Transactions” beginning on page 210. Attached to this Current Report as Exhibits 10.27 and 10.28 are the Employment Agreements between the Company as Messrs. Morton and Fess, respectively. Also attached to this Current Report as Exhibit 10.29 is the Consulting Agreement between the Company and Hooper Holdings, Inc., which Consultant Agreement and Employment Agreements were entered into in connection with the merger.
     In addition, on April 4, 2007, Messrs. John Oxendine, Manuel Kadre, Michael Flynn and Michael Pierce were appointed as directors of the Company. The Company is finalizing the appointments to the committees of the Board of Directors.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     For a description of the changes to the Certificate of Incorporation as reflected in the Amended and Restated Certificate of Incorporation, refer to the discussion in Item 2.02 above and further reference is made to the disclosure described in the Registration Statement containing a definitive Proxy Statement/Prospectus (No. 333-137386), dated March 15, 2007 (the “Registration Statement “) in the Section entitled “Amended and Restated Certificate of Incorporation Proposal” beginning on page 104 which is incorporated herein by reference. The form of the Amended and Restated Certificate of Incorporation and the Certificate of Designation for the Series A Convertible Non-Voting Preferred Stock are attached to the Registration Statement as Annex C and Annex D,

respectively and are incorporated herein by reference. The Amended and Restated Certificate of Incorporation and the Certificate of Designation for the Series A Convertible Non-Voting Preferred Stock, as filed with Delaware, are attached as Exhibit 3.3 and Exhibit 3.4, respectively.
     On April 2, 2007 the Board of Directors of the Company approved the Amended and Restated Bylaws of the Company solely to amend Section 2.4 to provide that a quorum for a stockholder meeting must consist of at least 33 1/3 of the holders of the voting capital stock of the Company who are eligible to vote on the matter presented. The Amended and Restated Bylaws of the Company are attached as Exhibit 3.5 to this Current Report.
Item 5.06 Change in Shell Company Status
     The material terms of the transaction by EBC merger with and into the Company are described in the Registration Statement in the Section entitled “The Merger Proposal” beginning on page 76 and are incorporated herein by reference .
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements And Exhibits
     As previously reported on a Current Report on Form 8-K filed on March 30, 2007, the financial statements and selected financial information of Coconut Palm were included in the Registration Statement in the Sections entitled “Selected Summary Historical and Pro Forma Consolidated Financial Information,” “Unaudited Pro Forma Consolidated Financial Statements” and “Index to Financial Statements” beginning on pages 22, 186 and F-1, respectively.
d)	Exhibits

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated April 7, 2006, by and among the Registrant, Equity Broadcasting Corporation and certain shareholders of Equity Broadcasting Corporation (incorporated by reference to Form 8-K filed on April 13, 2006)

2.2	First Amendment to Agreement and Plan of Merger, dated May 5, 2006, between the Registrant and Equity Broadcasting Corporation and Major EBC Shareholders (see Exhibit 10.16)

2.3
Form of Second Amendment to Agreement and Plan of Merger, dated as of September 14, 2006, between the Registrant, Equity Broadcasting Corporation and Major EBC Shareholders (incorporated by reference to Form 8-K filed on September 20, 2006)

3.1	Certificate of Incorporation (incorporated by reference to the exhibits of the same number filed with the Registrant’s Registration Statement on Form S-1 or amendments thereto (File No. 333-125105))

3.2	Bylaws (incorporated by reference to the exhibits of the same number filed with the Registrant’s Registration Statement on Form S-1 or amendments thereto (File No. 333-125105))

3.3	Amended and Restated Certificate of Incorporation dated March 30, 2007

3.4	Certificate of Designation for the Series A Convertible Non-Voting Preferred Stock dated March 30, 2007

Exhibit No.	Description

3.5	Amended and Restated Bylaws of Equity Media Holdings Corporation

10.1
Letter Agreement among the Registrant, Morgan Joseph & Co. Inc., EarlyBirdCapital, Inc. and RPCP Investments, LLLP (incorporated by reference to the exhibits of the same number filed with the Registrant’s Registration Statement on Form S-1 or amendments thereto (File No. 333-125105))

10.2
Letter Agreement among the Registrant, Morgan Joseph & Co. Inc., EarlyBirdCapital, Inc. and Richard C. Rochon (incorporated by reference to the exhibits of the same number filed with the Registrant’s Registration Statement on Form S-1 or amendments thereto (File No. 333-125105))

10.3
Letter Agreement among the Registrant, Morgan Joseph & Co. Inc., EarlyBirdCapital, Inc. and Stephen J. Ruzika (incorporated by reference to the exhibits of the same number filed with the Registrant’s Registration Statement on Form S-1 or amendments thereto (File No. 333-125105))

10.4
Letter Agreement among the Registrant, Morgan Joseph & Co. Inc., EarlyBirdCapital, Inc. and Jack I. Ruff (incorporated by reference to the exhibits of the same number filed with the Registrant’s Registration Statement on Form S-1 or amendments thereto (File No. 333-125105))

10.5
Letter Agreement among the Registrant, Morgan Joseph & Co. Inc., EarlyBirdCapital, Inc. and Mario B. Ferrari (incorporated by reference to the exhibits of the same number filed with the Registrant’s Registration Statement on Form S-1 or amendments thereto (File No. 333-125105))

10.6
Letter Agreement among the Registrant, Morgan Joseph & Co. Inc., EarlyBirdCapital, Inc. and Robert C. Farenhem (incorporated by reference to the exhibits of the same number filed with the Registrant’s Registration Statement on Form S-1 or amendments thereto (File No. 333-125105))

10.7
Form of Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Registrant (incorporated by reference to the exhibits of the same number filed with the Registrant’s Registration Statement on Form S-1 or amendments thereto (File No. 333-125105))

10.8
Form of Stock Escrow Agreement between the Registrant, Continental Stock Transfer & Trust Company and Existing Stockholder (incorporated by reference to the exhibits of the same number filed with the Registrant’s Registration Statement on Form S-1 or amendments thereto (File No. 333-125105))

10.9
Promissory Note, dated as of May 10, 2005, issued to Royal Palm Capital Management, LLLP (incorporated by reference to the exhibits of the same number filed with the Registrant’s Registration Statement on Form S-1 or amendments thereto (File No. 333-125105))

10.10
Form of Registration Rights Agreement among the Registrant and the Investors (incorporated by reference to the exhibits of the same number filed with the Registrant’s Registration Statement on Form S-1 or amendments thereto (File No. 333-125105))

10.11	Warrant Purchase Agreement dated May 18, 2005 among Morgan Joseph & Co. Inc. and each of Richard C. Rochon, Stephen J. Ruzika, Jack I. Ruff, Mario B.

Exhibit No.	Description

Ferrari and Robert C. Farenhem (incorporated by reference to the exhibits of the same number filed with the Registrant’s Registration Statement on Form S-1 or amendments thereto (File No. 333-125105))

10.12
Form of Letter Agreement between Royal Palm Capital Management, LLLP and Registrant regarding administrative support (incorporated by reference to the exhibits of the same number filed with the Registrant’s Registration Statement on Form S-1 or amendments thereto (File No. 333-125105))

10.13
Letter agreement dated August 2, 2005, from each of RPCP Investments, LLLP, Richard C. Rochon, Stephen J. Ruzika, Jack I. Ruff, Mario B. Ferrari and Robert C. Farenhem to the Registrant (incorporated by reference to the exhibits of the same number filed with the Registrant’s Registration Statement on Form S-1 or amendments thereto (File No. 333-125105))

10.15
Form of Voting Agreement and Proxy by and between the Registrant and certain shareholders of Equity Broadcasting Corporation (incorporated by reference to Current Report on Form 8-K dated April 7, 2006 and filed on April 13, 2006)

10.16
First Amendment to Agreement and Plan of Merger, dated May 5, 2006, between the Registrant, Equity Broadcasting Corporation and Major EBC Shareholders (incorporated by reference to Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 and filed on August 18, 2006)

10.17
Engagement Letter, dated March 3, 2006, between Morgan Joseph & Co. Inc. and the Registrant (incorporated by reference to Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 and filed on August 18, 2006)

10.18	Agreement to File Schedules, dated November 29, 2006 by the Registrant (incorporated by reference to Amendment No. 1 to Form S-4 filed on December 1, 2006)

10.19	Form of Management Services Agreement by and between the Registrant and Royal Palm Capital Management, LLLP (attached hereto as Annex G to Form S-4 filed on March 15, 2007 incorporated by reference).

10.20
Asset Purchase Agreement, dated as of April 7, 2006, by and among Logan 12, Inc., Prime Broadcasting, Inc. and Equity Broadcasing Corporation (incorporated by reference to Amendment No. 5 to Form S-4 filed on March 16, 2007)

10.21
Second Amended and Restated Credit Agreement, dated as of June 29, 2004, by and among Equity Broadcasting Corporation, its Subsidiaries, and such other Equity Broadcasting Corporation affiliates, as borrowers, and SPCP Group, LLC, SPCP Group III LLC, Wells Fargo Foothill, Inc., and other lenders from time to time parties hereto, Silver Point Finance, LLC, as administrative agent, and Wells Fargo Foothill, Inc, as collateral agent (incorporated by reference to Amendment No. 5 to Form S-4 filed on March 16, 2007)

10.22	First Amendment to Second Amended and Restated Credit Agreement, dated June 29, 2004 (incorporated by reference to Amendment No. 5 to Form S-4 filed on March 16, 2007)

10.23	Second Amendment to Second Amended and Restated Credit Agreement, dated July 25, 2005 (incorporated by reference to Amendment No. 5 to Form S-4 filed on March 16, 2007)

Exhibit No.	Description

10.24	Third Amendment to Second Amended and Restated Credit Agreement, dated December 23, 2005 (incorporated by reference to Amendment No. 5 to Form S-4 filed on March 16, 2007)

10.25	Fourth Amendment to Second Amended and Restated Credit Agreement, dated March 31, 2006 (incorporated by reference to Amendment No. 5 to Form S-4 filed on March 16, 2007)

10.26	Fifth Amendment to Second Amended and Restated Credit Agreement, dated December, 2006 (incorporated by reference to Amendment No. 5 to Form S-4 filed on March 16, 2007)

10.27	Employment Agreement, dated March 30, 2007, by and between the Company and Larry E. Morton

10.28	Employment Agreement, dated March 30, 2007, by and between the Company and Gregory Fess

10.29	Consultant Agreement, dated March 30, 2007, by and between the Company and Hooper Holdings, Inc.

99.1	Press Release announcing Closing dated April 2, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2007	EQUITY MEDIA HOLDINGS CORPORATION
/s/ Richard C. Rochon
Richard C. Rochon
Vice Chairman